Exhibit 99



Form 3 Joint Filer Information

Name:				UAL Loyalty Services, Inc.

Address:			1200 East Algonquin Road
				Elk Grove Township, IL    60007

Designated Filer:		UAL Corporation

Issuer & Tickler Symbol:	Orbitz, Inc. (ORBZ)

Date of Event
  Requiring Statement:	12/16/03

Signature:			By:	s/Douglas A. Hacker
					President